SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT: April 4, 2003
                (Date of earliest event reported) March 31, 2003


                        DOBSON COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)


         OKLAHOMA                        000-29225                73-1513309
(State or other jurisdiction            (Commission             (IRS Employer
    of incorporation)                   File Number)         Identification No.)


                               14201 Wireless Way
                          Oklahoma City, Oklahoma 73134
               (Address of principal executive offices) (Zip Code)

                                 (405) 529-8500
              (Registrant's telephone number, including area code)


Information To Be Included in the Report

Item 5. Other Events and Required FD Disclosure.

     The Registrant has been advised by its principal shareholder, Dobson CC Limited Partnership, or DCCLP, that DCCLP and Bank of America, N.A. reached an agreement in principle for the amendment and restructuring of the Bank's loan to DCCLP, which had a maturity date of March 31, 2003. Under the agreement in principle, DCCLP would retain a controlling interest in the Registrant, and any change of control risk resulting from any future default under such loan would be permanently eliminated.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits:

Exhibit
  No.         Description
-------       -----------
99 Registrant's press release issued March 31, 2003, regarding Dobson CC Limited Partnership agreement in principle with Bank of American, N.A.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  DOBSON COMMUNICATIONS CORPORATION

                                  By  RONALD L. RIPLEY
                                      Ronald L. Ripley, Vice President
                                      and Senior Corporate Counsel

April 4, 2003
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                               INDEX TO EXHIBITS

Exhibit
No.       Description                          Method of Filing
-------   -----------                          ----------------

99   Registrant's press release issued       Filed herewith electronically
     March 31, 2003, regarding Dobson CC
     Limited Partnership agreement in
     principle with Bank of American, N.A.